Exhibit 10.1

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

Federated National Insurance Company
Sunrise, Florida

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

Federated National Insurance Company
Sunrise, Florida

First Excess Catastrophe

Reinsurer(s)	Participation(s)

Arch Reinsurance Ltd.*	3.60%
Argo Re Ltd.	0.95%
Aspen Bermuda Limited	1.25%
Endurance Specialty Insurance Ltd.	15.00%
Everest Reinsurance Company	12.00%
Hamilton Re, Ltd.	4.00%
Partner Reinsurance Company Ltd.*	2.00%
RLI Insurance Company	3.20%
Transatlantic Reinsurance Company	2.00%

Through Aon UK Limited trading as Aon Benfield (Placement Only)
Amlin Bermuda, branch of Amlin AG	2.50%
China Reinsurance (Group) Corporation	0.50%
General Insurance Corporation of India	2.50%

Through Aon UK Limited trading as Aon Benfield
Lloyd's Underwriters Per Signing Page(s)*	8.50%
SCOR Global P&C SE, Paris, Zurich Branch*	2.00%
Total	60.00%

Second Excess Catastrophe

Reinsurer(s)	Participation(s)

ACE Tempest Reinsurance Ltd.	9.50%
American Standard Insurance Company of Wisconsin	1.00%
Arch Reinsurance Ltd.*	7.00%
Argo Re Ltd.	0.75%
Ariel Re Bda Limited for and on behalf of Ariel Syndicate No. 1910*	4.00%
Aspen Bermuda Limited	2.30%
DaVinci Reinsurance Ltd.	1.90%
Endurance Specialty Insurance Ltd.	17.50%
Everest Reinsurance Company	10.00%
Hamilton Re, Ltd.	4.00%
Hiscox Insurance Company (Bermuda) Limited	0.90%
Partner Reinsurance Company Ltd.*	10.00%
Renaissance Reinsurance Ltd.	2.85%
RLI Insurance Company	1.80%
Transatlantic Reinsurance Company	5.00%
XL Re Ltd	3.00%

Through Aon UK Limited trading as Aon Benfield (Placement Only)
Amlin Bermuda, branch of Amlin AG	0.75%
Ascot Underwriting (Bermuda) Limited for and on behalf of American International Reinsurance Company, Ltd.	3.00%
China Reinsurance (Group) Corporation	0.75%
General Insurance Corporation of India	2.00%
Liberty Syndicates LIB 4472, Paris Office Underwriting for and on behalf of Lloyd's Syndicate No. 4472	0.50%

Through Aon UK Limited trading as Aon Benfield
Lloyd's Underwriters Per Signing Page(s)*	11.50%
Total	100.00%

Third Excess Catastrophe

Reinsurer(s)	Participation(s)

Allied World Assurance Company, Ltd	10.00%
American Standard Insurance Company of Wisconsin	1.50%
Argo Re Ltd.	3.25%
Ariel Re Bda Limited for and on behalf of Ariel Syndicate No. 1910*	4.00%
Aspen Bermuda Limited	2.35%
BGS Services (Bermuda) Limited for and on behalf of Lloyd's Syndicate No. 2987	4.50%
Hamilton Re, Ltd.	2.00%
Odyssey Reinsurance Company	2.00%
Qatar Reinsurance Company LLC	1.25%
QBE Reinsurance Corporation	0.40%
Tokio Millennium Re AG (Bermuda Branch)	2.25%
Transatlantic Reinsurance Company	11.00%
XL Re Ltd	4.50%

Through Aon UK Limited trading as Aon Benfield (Placement Only)
Amlin Bermuda, branch of Amlin AG	3.00%
Ascot Underwriting (Bermuda) Limited for and on behalf of American International Reinsurance Company, Ltd.	13.00%
China Reinsurance (Group) Corporation	0.75%
General Insurance Corporation of India	2.00%
Liberty Syndicates LIB 4472, Paris Office Underwriting for and on behalf of Lloyd's Syndicate No. 4472	0.50%
Peak Reinsurance Company Limited	2.00%
Pioneer Underwriting Limited for and on behalf of Peak Reinsurance Company Limited	0.60%

Through Aon UK Limited trading as Aon Benfield
Lloyd's Underwriters Per Signing Page(s)*	29.15%
Total	100.00%

Fourth Excess Catastrophe

Reinsurer(s)	Participation(s)

ACE Tempest Reinsurance Ltd.	2.00%
Allied World Assurance Company, Ltd	4.50%
American Agricultural Insurance Company	0.50%
American Standard Insurance Company of Wisconsin	2.75%
Arch Reinsurance Ltd.*	6.00%
Aspen Bermuda Limited	2.50%
BGS Services (Bermuda) Limited for and on behalf of Lloyd's Syndicate No. 2987	4.50%
DaVinci Reinsurance Ltd.	3.06%
Hamilton Re, Ltd.	2.00%
Odyssey Reinsurance Company	1.95%
Partner Reinsurance Company Ltd.*	1.50%
Qatar Reinsurance Company LLC	1.50%
QBE Reinsurance Corporation	0.40%
Renaissance Reinsurance Ltd.	4.59%
Transatlantic Reinsurance Company	7.00%
XL Re Ltd	7.00%

Through Aon UK Limited trading as Aon Benfield (Placement Only)
Amlin Bermuda, branch of Amlin AG	3.00%
Ascot Underwriting (Bermuda) Limited for and on behalf of American International Reinsurance Company, Ltd.	5.50%
China Reinsurance (Group) Corporation	0.75%
Fubon Insurance Co., Ltd.	1.50%
General Insurance Corporation of India	2.00%
Liberty Syndicates LIB 4472, Paris Office Underwriting for and on behalf of Lloyd's Syndicate No. 4472	1.00%
Peak Reinsurance Company Limited	2.00%
Pioneer Underwriting Limited for and on behalf of Peak Reinsurance Company Limited	1.00%
Pioneer Underwriting Limited for and on behalf of Taiping Reinsurance Co. Ltd.	1.00%

Through Aon UK Limited trading as Aon Benfield
Lloyd's Underwriters Per Signing Page(s)*	30.50%
Total	100.00%

*Both the Company and the Subscribing Reinsurer sign the Interests and Liabilities Agreement.

Table of Contents

Article		Page

1	Classes of Business Reinsured	1
2	Commencement and Termination	1
3	Territory	3
4	Exclusions	3
5	Retention and Limit	4
6	Florida Hurricane Catastrophe Fund	5
7	Other Reinsurance	5
8	Reinstatement	6
9	Definitions	6
10	Loss Occurrence	8
11	Loss Notices and Settlements	9
12	Cash Call	9
13	Salvage and Subrogation	9
14	Reinsurance Premium	10
15	Sanctions	11
16	Late Payments	11
17	Offset	12
18	Access to Records	12
19	Liability of the Reinsurer	12
20	Net Retained Lines (BRMA 32E)	13
21	Errors and Omissions (BRMA 14F)	13
22	Currency (BRMA 12A)	13
23	Taxes (BRMA 50B)	13
24	Federal Excise Tax (BRMA 17D)	14
25	Foreign Account Tax Compliance Act	14
26	Reserves	14
27	Insolvency	15
28	Arbitration	16
29	Service of Suit (BRMA 49C)	17
30	Severability (BRMA 72E)	17
31	Governing Law (BRMA 71B)	18
32	Confidentiality	18
33	Non-Waiver	19
34	Notices and Contract Execution	19
35	Intermediary	20
	Schedule A

Excess Catastrophe Reinsurance Contract
Effective: July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida
(hereinafter referred to as the "Company")

and

The Subscribing Reinsurer(s) Executing the
Interests and Liabilities Agreement(s)
Attached Hereto
(hereinafter referred to as the "Reinsurer")

Article 1 - Classes of Business Reinsured
By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies in force at the effective time and date hereof or issued or renewed at or after that time and date, and classified by the Company as Property business, including but not limited to, Dwelling Fire, Inland Marine, Mobile Home, Commercial and Homeowners business (including any business assumed from Citizens Property Insurance Corporation), subject to the terms, conditions and limitations set forth herein and in Schedule A attached hereto.

Article 2 - Commencement and Termination
A.	This Contract shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, with respect to losses arising out of loss occurrences commencing at or after that time and date, and shall remain in force until 12:01 a.m., Eastern Standard Time, July 1, 2016.

B.	Notwithstanding the provisions of paragraph A above, the Company may terminate a Subscribing Reinsurer's percentage share in this Contract at any time by giving written notice to the Subscribing Reinsurer in the event any of the following circumstances occur:

1.	The Subscribing Reinsurer's policyholders' surplus (or its equivalent under the Subscribing Reinsurer's accounting system) at the inception of this Contract has been reduced by 20.0% or more of the amount of surplus (or the applicable equivalent) 12 months prior to that date; or

2.	The Subscribing Reinsurer's policyholders' surplus (or its equivalent under the Subscribing Reinsurer's accounting system) at any time during the term of this Contract has been reduced by 20.0% or more of the amount of surplus (or the applicable equivalent) at the date of the Subscribing Reinsurer's most recent financial statement filed with regulatory authorities and available to the public as of the inception of this Contract; or

3.	The Subscribing Reinsurer's A.M. Best's rating has been assigned or downgraded below A- and/or Standard & Poor's rating has been assigned or downgraded below BBB+; or

4.	The Subscribing Reinsurer has become, or has announced its intention to become, merged with, acquired by or controlled by any other entity or individual(s) not controlling the Subscribing Reinsurer's operations previously; or

5.	A State Insurance Department or other legal authority has ordered the Subscribing Reinsurer to cease writing business; or

6.	The Subscribing Reinsurer has become insolvent or has been placed into liquidation, receivership, supervision, administration, winding-up or under a scheme of arrangement, or similar proceedings (whether voluntary or involuntary) or proceedings have been instituted against the Subscribing Reinsurer for the appointment of a receiver, liquidator, rehabilitator, supervisor, administrator, conservator or trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

7.	The Subscribing Reinsurer has reinsured its entire liability under this Contract without the Company's prior written consent; or

8.	The Subscribing Reinsurer has ceased assuming new or renewal property or casualty treaty reinsurance business; or

9.	The Subscribing Reinsurer has hired an unaffiliated runoff claims manager that is compensated on a contingent basis or is otherwise provided with financial incentives based on the quantum of claims paid; or

10.	The Subscribing Reinsurer has failed to comply with the funding requirements set forth in the Reserves Article.

C.	The "term of this Contract" as used herein shall mean the period from 12:01 a.m., Eastern Standard Time, July 1, 2015 to 12:01 a.m., Eastern Standard Time, July 1, 2016. However, if this Contract is terminated, the "term of this Contract" as used herein shall mean the period from 12:01 a.m., Eastern Standard Time, July 1, 2015 to the effective time and date of termination.

D.	If this Contract is terminated or expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the termination or expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

Article 3 - Territory
The territorial limits of this Contract shall be identical with those of the Company's policies.

Article 4 - Exclusions
A.	This Contract does not apply to and specifically excludes the following:

1.	Reinsurance assumed by the Company under obligatory reinsurance agreements, except business assumed by the Company from Citizens Property Insurance Corporation.

2.	Hail damage to growing or standing crops.

3.	Business rated, coded or classified as Flood insurance or which should have been rated, coded or classified as such.

4.	Business rated, coded or classified as Mortgage Impairment and Difference in Conditions insurance or which should have been rated, coded or classified as such.

5.	Title insurance and all forms of Financial Guarantee, Credit and Insolvency.

6.	Aviation, Ocean Marine, Boiler and Machinery, Fidelity and Surety, Accident and Health, Animal Mortality and Workers Compensation and Employers Liability.

7.	Errors and Omissions, Malpractice and any other type of Professional Liability insurance.

8.	Loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25.0% of the Company's property loss under the applicable original policy.

9.	Loss or liability as excluded under the provisions of the "War Exclusion Clause" attached to and forming part of this Contract.

10.	Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance (U.S.A.)" attached to and forming part of this Contract.

11.	Loss or liability from any Pool, Association or Syndicate and any assessment or similar demand for payment related to the FHCF or Citizens Property Insurance Corporation.

12.	Loss or liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

13.	Losses in the respect of overhead transmission and distribution lines other than those on or within 150 meters (or 500 feet) of the insured premises.

14.	Mold, unless resulting from a peril otherwise covered under the policy involved.

15.	Loss or liability as excluded under the provisions of the "Terrorism Exclusion" attached to and forming part of this Contract.

16.	All property loss, damage, destruction, erasure, corruption or alteration of Electronic Data from any cause whatsoever (including, but not limited to, Computer Virus) or loss of use, reduction in functionality, cost, expense or whatsoever nature resulting therefrom, unless resulting from a peril otherwise covered under the policy involved.

"Electronic Data" as used herein means facts, concepts and information converted to a form usable for communications, interpretation or processing by electronic and electromechanical data processing or electronically-controlled equipment and includes programs, software and other coded instructions for the processing and manipulation of data or the direction and manipulation of such equipment.

"Computer Virus" as used herein means a set of corrupting, harmful or otherwise unauthorized instructions or code, including a set of maliciously-introduced, unauthorized instructions or code, that propagate themselves through a computer system network of whatsoever nature.

However, in the event that a peril otherwise covered under the policy results from any of the matters described above, this Contract, subject to all other terms and conditions, will cover physical damage directly caused by such listed peril.

Article 5 - Retention and Limit
A.	The Company shall retain and be liable for the first $21,500,000 of ultimate net loss arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer, for the amount by which such ultimate net loss exceeds the Company's retention, but the liability of the Reinsurer under each excess layer shall not exceed the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

Whether a loss occurrence results in an ultimate net loss under one or more of the excess layers set forth in Schedule A attached hereto, the Company's retention will not exceed the first $21,500,000 of ultimate net loss arising out of such loss occurrence.

B.	Recoveries shall always be made, in the first instance, under the lowest excess layer that is not entirely exhausted. If there is any amount of ultimate net loss arising out of a loss occurrence in excess of the Company's retention under the lowest excess layer that has not been recovered thereunder, such amount shall be recovered under the next or subsequent excess layer or layers, as appropriate. Recoveries under each excess layer set forth in Schedule A attached to and forming part of this Contract shall inure as follows:

1.	Recoveries under the First Excess layer shall inure to the benefit of the Second Excess layer;

2.	Recoveries under the First and Second Excess layers shall inure to the benefit of the Third Excess layer; and

3.	Recoveries under the First, Second and Third Excess layers shall inure to the benefit of the Fourth Excess layer.

It is understood, however, that any fully exhausted excess layer or the exhausted portion of any excess layer shall no longer inure to the benefit of any subsequent excess layer(s).

C.	Notwithstanding the provisions above, no claim shall be made hereunder as respects losses arising out of loss occurrences commencing during the term of this Contract unless at least two risks insured or reinsured by the Company are involved in such loss occurrence. For purposes hereof, the Company shall be the sole judge of what constitutes "one risk."

Article 6 - Florida Hurricane Catastrophe Fund
The Company has purchased 75.0% of the FHCF mandatory layer of coverage and shall be deemed to inure to the benefit of this Contract.  Further, any FHCF loss reimbursement shall be deemed to be paid to the Company in accordance with the FHCF reimbursement contract at the full payout level set forth therein and will be deemed not to be reduced by any reduction or exhaustion of the FHCF's claims-paying capacity as respects the mandatory FHCF coverage.

Article 7 - Other Reinsurance
A.	The Company shall be permitted to carry other reinsurance, recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.

B.	Any loss reimbursement received under the Company's FHCF Supplement Layer Reinsurance Contract (15\F7V1085), which shall be deemed to be placed at 15.0%, shall be deemed to inure to the benefit of this Contract.

Article 8 - Reinstatement
A.	In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by ultimate net loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon. For each amount so reinstated the Company agrees to pay additional premium equal to the product of the following:

1.	The percentage of the occurrence limit for the excess layer reinstated (based on the ultimate net loss paid by the Reinsurer under that excess layer); times

2.	The earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

B.	Whenever the Company requests payment by the Reinsurer of any ultimate net loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the earned reinsurance premium for any excess layer for the term of this Contract has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the amount, shown as "Annual Deposit Premium" for that excess layer in Schedule A attached hereto, and shall be readjusted when the earned reinsurance premium for that excess layer for the term of this Contract has been finally determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested ultimate net loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement.

C.	Notwithstanding anything stated herein, the liability of the Reinsurer for ultimate net loss under any excess layer of reinsurance coverage provided by this Contract shall not exceed either of the following:

1.	The amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or

2.	The amount, shown as "Reinsurer's Term Limit" for that excess layer in Schedule A attached hereto, in all during the term of this Contract.

Article 9 - Definitions
A.	"Loss adjustment expense," regardless of how such expenses are classified for statutory reporting purposes, as used in this Contract shall mean all costs and expenses allocable to a specific claim that are incurred by the Company in the investigation, appraisal, adjustment, settlement, litigation, defense or appeal of a specific claim, including court costs and costs of supersedeas and appeal bonds, and including a) pre-judgment interest, unless included as part of the award or judgment; b) post-judgment interest; c) legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto, including Declaratory Judgment Expense; and d) expenses and a pro rata share of salaries of the Company field employees, and expenses of other Company employees who have been temporarily diverted from their normal and customary duties and assigned to the field adjustment of losses covered by this Contract.

Loss adjustment expense as defined above does not include unallocated loss adjustment expense.  Unallocated loss adjustment expense includes, but is not limited to, salaries and expenses of employees, other than in (d) above, and office and other overhead expenses.

B.	"Loss in excess of policy limits" and "extra contractual obligations" as used in this Contract shall mean:

1.	"Loss in excess of policy limits" shall mean 90.0% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, such loss in excess of the Company's policy limits having been incurred because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company's alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action. Any loss in excess of policy limits that is made in connection with this Contract shall not exceed 25.0% of the actual catastrophe loss.

2.	"Extra contractual obligations" shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company's alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action. An extra contractual obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the policy. Any extra contractual obligations that are made in connection with this Contract shall not exceed 25.0% of the actual catastrophe loss.

Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C.	"Policies" as used in this Contract shall mean all policies, contracts and binders of insurance or reinsurance.

D.	"Ultimate net loss" as used in this Contract shall mean the sum or sums (including loss in excess of policy limits, extra contractual obligations and loss adjustment expense, as defined herein) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

Article 10 - Loss Occurrence
A.	The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

1.	As regards windstorm, hail, tornado, hurricane and cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 120 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

2.	As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

3.	As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the introductory portion of this paragraph A) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

4.	As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

5.	As regards conflagration, brush fires and any other fires, irrespective of origin (except as provided in subparagraphs 2 and 3 above), all individual losses sustained by the Company which occur during any period of 168 consecutive hours within a 150-mile radius of any fixed point selected by the Company may be included in the Company's "loss occurrence."

B.	Except for those "loss occurrences" referred to in subparagraph 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for any "loss occurrence" referred to in subparagraph 1 of paragraph A above where only one such period of 120 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

C.	However, as respects those "loss occurrences" referred to in subparagraph 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided that no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D.	No individual losses occasioned by an event that would be covered by a 120 or 72 hours clause may be included in any "loss occurrence" claimed under a 168 hours provision.

Article 11 - Loss Notices and Settlements
A.	Whenever losses sustained by the Company are reserved by the Company for an amount greater than 50.0% of the Company's retention under any excess layer hereunder and/or appear likely to result in a claim under such excess layer, the Company shall notify the Subscribing Reinsurers under that excess layer and shall provide updates related to development of such losses. The Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B.	All loss settlements made by the Company, provided they are within the terms of this Contract and the terms of the original policy (with the exception of loss in excess of policy limits or extra contractual obligations coverage, if any, under this Contract), shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid by the Company.

Article 12 - Cash Call
Notwithstanding the provisions of the Loss Notices and Settlements Article, upon the request of the Company, the Reinsurer shall pay any amount with regard to a loss settlement or settlements that are scheduled to be made (including any payments projected to be made) within the next 20 days by the Company, subject to receipt by the Reinsurer of a satisfactory proof of loss.  Such agreed payment shall be made within 10 days from the date the demand for payment was transmitted to the Reinsurer.

Article 13 - Salvage and Subrogation
The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder.  Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss.  The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights, if, in the Company's opinion, it is economically reasonable to do so.

Article 14 - Reinsurance Premium
A.	As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer a premium equal to the product of the following (or a pro rata portion thereof in the event the term of this Contract is less than 12 months), subject to a minimum premium of the amount, shown as "Minimum Premium" for that excess layer in Schedule A attached hereto (or a pro rata portion thereof in the event the term of this Contract is less than 12 months):

1.	The amount, shown as "Annual Deposit Premium" for that excess layer in Schedule A attached hereto; times

2.	The percentage calculated by dividing (a) the actual Average Annual Loss ("AAL") determined by the Company's wind insurance in force on September 30, 2015, by (b) the original AAL of the amount, shown as "AAL" for that excess layer in Schedule A attached hereto.

However, if the difference between the amount, shown as "Annual Deposit Premium" for that excess layer in Schedule A attached hereto, and the premium calculated in accordance with this paragraph A for the excess layer is less than a 10.0% increase or decrease, the premium due the Reinsurer will equal the amount, shown as "Annual Deposit Premium" for that excess layer in Schedule A attached hereto.

The Company's AAL shall be derived by averaging the applicable data produced by Applied Insurance Research (AIR) Touchstone v2.0 and Risk Management Solutions (RMS) RiskLink v15 catastrophe modeling software, in the long-term perspective, including secondary uncertainty and loss amplification, but excluding storm surge.  It is understood that the calculation of the actual AAL shall be based on the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, net of (1) the FHCF mandatory layer of coverage purchased by the Company using the current estimates of the mandatory FHCF coverage of 75% of $775,000,000 excess of $265,000,000, and of (2) the Company's FHCF Supplement Layer Reinsurance Contract (15\F7V1085), which shall be deemed to be placed at 15.0%.

B.	The Company shall pay the Reinsurer an annual deposit premium for each excess layer of the amount, shown as "Annual Deposit Premium" for that excess layer in Schedule A attached hereto, in four equal installments of the amount, shown as "Deposit Premium Installment" for that excess layer in Schedule A attached hereto, on July 1 and October 1 of 2015, and on January 1 and April 1 of 2016. However, in the event this Contract is terminated, there shall be no deposit premium installments due after the effective date of termination.

C.	On or before June 30, 2016, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer for the term of this Contract, computed in accordance with paragraph A above, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.

Article 15 - Sanctions
Neither the Company nor any Subscribing Reinsurer shall be liable for premium or loss under this Contract if it would result in a violation of any mandatory sanction, prohibition or restriction under United Nations resolutions or the trade or economic sanctions, laws or regulations of the European Union, United Kingdom or United States of America that are applicable to either party.

Article 16 - Late Payments
A.	The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Contract.

B.	In the event any premium, loss or other payment due either party is not received by the intermediary named in the Intermediary Article (hereinafter referred to as the "Intermediary") by the payment due date, the party to whom payment is due may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest charge on the amount past due calculated for each such payment on the last business day of each month as follows:

1.	The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

2.	1/365ths of the six-month United States Treasury Bill rate as quoted in The Wall Street Journal on the first business day of the month for which the calculation is made; times

3.	The amount past due, including accrued interest.

It is agreed that interest shall accumulate until payment of the original amount due plus interest charges have been received by the Intermediary.

C.	The establishment of the due date shall, for purposes of this Article, be determined as follows:

1.	As respects the payment of routine deposits and premiums due the Reinsurer, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 30 days after the date of transmittal by the Intermediary of the initial billing for each such payment.

2.	Any claim or loss payment due the Company hereunder shall be deemed due 10 days after the proof of loss or demand for payment is transmitted to the Reinsurer. If such loss or claim payment is not received within the 10 days, interest will accrue on the payment or amount overdue in accordance with paragraph B above, from the date the proof of loss or demand for payment was transmitted to the Reinsurer.

3.	As respects any payment, adjustment or return due either party not otherwise provided for in subparagraphs 1 and 2 of this paragraph C, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 10 days following transmittal of written notification that the provisions of this Article have been invoked.

For purposes of interest calculations only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary.

D.	Nothing herein shall be construed as limiting or prohibiting a Subscribing Reinsurer from contesting the validity of any claim, or from participating in the defense of any claim or suit, or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Contract. If the debtor party prevails in an arbitration or other proceeding, then any interest charges due hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding, then the interest charge on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings. If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

E.	Interest charges arising out of the application of this Article that are $1,000 or less from any party shall be waived unless there is a pattern of late payments consisting of three or more items over the course of any 12-month period.

Article 17 - Offset
The Company and the Reinsurer may offset any balance or amount due from one party to the other under this Contract or any other contract heretofore or hereafter entered into between the Company and the Reinsurer, whether acting as assuming reinsurer or ceding company.  The provisions of this Article shall not be affected by the insolvency of either party.

Article 18 - Access to Records
The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance, provided the Reinsurer gives the Company at least 15 days prior notice of request for such access.  However, a Subscribing Reinsurer or its designated representatives shall not have any right of access to the records of the Company if it is not current in all undisputed payments due the Company.  "Undisputed" as used herein shall mean any amount that the Subscribing Reinsurer has not contested in writing to the Company specifying the reason(s) why the payments are disputed.

Article 19 - Liability of the Reinsurer
A.	The liability of the Reinsurer shall follow that of the Company in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the Company's policies and any endorsements thereon. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

B.	Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.

Article 20 - Net Retained Lines (BRMA 32E)
A.	This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B.	The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

Article 21 - Errors and Omissions (BRMA 14F)
Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

Article 22 - Currency (BRMA 12A)
A.	Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B.	Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.

Article 23 - Taxes (BRMA 50B)
In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

Article 24 - Federal Excise Tax (BRMA 17D)
A.	The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B.	In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.

Article 25 - Foreign Account Tax Compliance Act
A.	To the extent the Reinsurer is subject to the deduction and withholding of premium payable hereon as set forth in the Foreign Account Tax Compliance Act (Sections 1471-1474 of the Internal Revenue Code), the Reinsurer shall allow such deduction and withholding from the premium payable under this Contract.

B.	In the event of any return of premium becoming due hereunder, the return premium shall be determined and paid in full without regard to any amounts deducted or withheld under paragraph A of this Article. In the event the Company or its agent recovers such premium deductions and withholdings on the return premium from the United States Government, the Company or its agent shall reimburse the Reinsurer for such amounts.

Article 26 - Reserves
A.	The Reinsurer agrees to fund its share of amounts, including but not limited to, the Company's ceded unearned premium and outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) (hereinafter referred to as "Reinsurer's Obligations") by:

1.	Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

2.	Escrow accounts for the benefit of the Company; and/or

3.	Cash advances;

if the Reinsurer:

1.	Is unauthorized in any state of the United States of America or the District of Columbia having jurisdiction over the Company and if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved; or

2.	Has an A.M. Best Company's rating equal to or below B++ at the inception of this Contract.

The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B.	With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

1.	To reimburse itself for the Reinsurer's share of unearned premiums returned to insureds on account of policy cancellations, unless paid in cash by the Reinsurer;

2.	To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

3.	To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

4.	To fund a cash account in an amount equal to the Reinsurer's share of amounts, including but not limited to, the Reinsurer's Obligations as set forth above, funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

5.	To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of amounts, including but not limited to, the Reinsurer's Obligations as set forth above, if so requested by the Reinsurer.

In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1), B(2) or B(4), or in the case of B(3), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

Article 27 - Insolvency
A.	In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

B.	Where two or more Subscribing Reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the Company.

C.	It is further understood and agreed that, in the event of the insolvency of the Company, the reinsurance under this Contract shall be payable directly by the Reinsurer to the Company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees.

Article 28 - Arbitration
A.	As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B.	Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C.	If more than one Subscribing Reinsurer is involved in the same dispute, all such Subscribing Reinsurers shall, at the option of the Company, constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the Subscribing Reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such Subscribing Reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the Subscribing Reinsurers participating under the terms of this Contract from several to joint.

D.	Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E.	Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.

Article 29 - Service of Suit (BRMA 49C)
(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A.	It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B.	Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.

Article 30 - Severability (BRMA 72E)
If any provision of this Contract shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction.

Article 31 - Governing Law (BRMA 71B)
This Contract shall be governed by and construed in accordance with the laws of the State of Florida.

Article 32 - Confidentiality
A.	The Reinsurer hereby acknowledges that the documents, information and data provided to it by the Company, whether directly or through an authorized agent, in connection with the placement and execution of this Contract, including all information obtained through any audits and any claims information between the Company and the Reinsurer, and any submission or other materials relating to any renewal (hereinafter referred to as "Confidential Information") are proprietary and confidential to the Company.

B.	Except as provided for in paragraph C below, the Reinsurer shall not disclose any Confidential Information to any third parties, including but not limited to the Reinsurer's subsidiaries and affiliates, other insurance companies and their subsidiaries and affiliates, underwriting agencies, research organizations, any unaffiliated entity engaged in modeling insurance or reinsurance data, and statistical rating organizations.

C.	Confidential Information may be used by the Reinsurer only in connection with the performance of its obligations or enforcement of its rights under this Contract and will only be disclosed when required by (1) retrocessionaires subject to the business ceded to this Contract, (2) regulators performing an audit of the Reinsurer's records and/or financial condition, (3) external auditors performing an audit of the Reinsurer's records in the normal course of business, or (4) the Reinsurer's legal counsel; provided that the Reinsurer advises such parties of the confidential nature of the Confidential Information and their obligation to maintain its confidentiality. The Company may require that any third-party representatives of the Reinsurer agree, in writing, to be bound by this Confidentiality Article or by a separate written confidentiality agreement, containing terms no less stringent than those set forth in this Article. If a third-party representative of the Reinsurer is not bound, in writing, by this Confidentiality Article or by a separate written confidentiality agreement, the Reinsurer shall be responsible for any breach of this provision by such third-party representative of the Reinsurer.

D.	Notwithstanding the above, in the event that the Reinsurer is required by court order, other legal process or any regulatory authority to release or disclose any or all of the Confidential Information, the Reinsurer agrees to provide the Company with written notice of same at least 10 days prior to such release or disclosure, to the extent legally permissible, and to use its best efforts to assist the Company in maintaining the confidentiality provided for in this Article.

E.	Any disclosure of Non-Public Personally Identifiable Information shall comply with all state and federal statutes and regulations governing the disclosure of Non-Public Personally Identifiable Information. "Non-Public Personally Identifiable Information" shall be defined as this term or a similar term is defined in any applicable state, provincial, territory, or federal law. Disclosing or using this information for any purpose not authorized by applicable law is expressly forbidden without the prior consent of the Company.

F.	The parties agree that any information subject to privilege, including the attorney-client privilege or attorney work product doctrine (collectively "Privilege") shall not be disclosed to the Reinsurer until, in the Company's opinion, such Privilege is deemed to be waived or otherwise compromised by virtue of its disclosure pursuant to this Contract. Furthermore, the Reinsurer shall not assert that any Privilege otherwise applicable to the Confidential Information has been waived or otherwise compromised by virtue of its disclosure pursuant to this Contract.

G.	The provisions of this Article shall extend to the officers, directors and employees of the Reinsurer and its affiliates, and shall be binding upon their successors and assigns.

Article 33 - Non-Waiver
The failure of the Company or Reinsurer to insist on compliance with this Contract or to exercise any right, remedy or option hereunder shall not:  (1) constitute a waiver of any rights contained in this Contract, (2) prevent the Company or Reinsurer from thereafter demanding full and complete compliance, (3) prevent the Company or Reinsurer from exercising such remedy in the future, nor (4) affect the validity of this Contract or any part thereof.

Article 34 - Notices and Contract Execution
A.	Whenever a notice, statement, report or any other written communication is required by this Contract, unless otherwise specified, such notice, statement, report or other written communication may be transmitted by certified or registered mail, nationally or internationally recognized express delivery service, personal delivery, electronic mail, or facsimile. With the exception of notices of termination, first class mail is also acceptable.

B.	The use of any of the following shall constitute a valid execution of this Contract or any amendments thereto:

1.	Paper documents with an original ink signature;

2.	Facsimile or electronic copies of paper documents showing an original ink signature; and/or

3.	Electronic records with an electronic signature made via an electronic agent. For the purposes of this Contract, the terms "electronic record," "electronic signature" and "electronic agent" shall have the meanings set forth in the Electronic Signatures in Global and National Commerce Act of 2000 or any amendments thereto.

C.	This Contract may be executed in one or more counterparts, each of which, when duly executed, shall be deemed an original.

Article 35 - Intermediary
Aon Benfield Inc., or one of its affiliated corporations duly licensed as a reinsurance intermediary, is hereby recognized as the Intermediary negotiating this Contract for all business hereunder.  All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating to this Contract will be transmitted to the Company or the Reinsurer through the Intermediary.  Payments by the Company to the Intermediary will be deemed payment to the Reinsurer.  Payments by the Reinsurer to the Intermediary will be deemed payment to the Company only to the extent that such payments are actually received by the Company.

In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date specified below:

This	5th	day of	August	in the year	2015	.

Schedule A
Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

Federated National Insurance Company
Sunrise, Florida

	First Excess	Second Excess	Third Excess	Fourth Excess

Reinsurer's Per Occurrence Limit	$78,500,000	$165,000,000	$77,500,000	$192,000,000
Reinsurer's Term Limit	$157,000,000	$330,000,000	155,000,000	$384,000,000
Minimum Premium	$19,782,000	$27,060,000	$5,890,000	$8,448,000
AAL	$20,595,267	$19,606,618	$2,666,032	$2,516,479
Annual Deposit Premium	$24,727,500	$33,825,000	$7,362,500	$10,560,000
Deposit Premium Installments	$6,181,875	$8,456,250	$1,840,625	$2,640,000

The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

Schedule A

War Exclusion Clause

As regards interests which at time of loss or damage are on shore, no liability shall attach hereto in respect of any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance (U.S.A.)

1.	This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2.	Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

I.	Nuclear reactor power plants including all auxiliary property on the site, or

II.	Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

III.	Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

IV.	Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3.	Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

(a)	where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

(b)	where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4.	Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5.	It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6.	The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.	Reassured to be sole judge of what constitutes:

(a)	substantial quantities, and

(b)	the extent of installation, plant or site.

Note.-Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

(a)	all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

(b)	with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

12/12/57
N.M.A. 1119
BRMA 35B

Terrorism Exclusion
(Property Treaty Reinsurance)

Notwithstanding any provision to the contrary within this Contract or any amendment thereto, it is agreed that this Contract excludes loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from or arising out of or in connection with any act of terrorism, as defined herein, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

An act of terrorism includes any act, or preparation in respect of action, or threat of action designed to influence the government de jure or de facto of any nation or any political division thereof, or in pursuit of political, religious, ideological or similar purposes to intimidate the public or a section of the public of any nation by any person or group(s) of persons whether acting alone or on behalf of or in connection with any organization(s) or government(s) de jure or de facto, and which:

1.	Involves violence against one or more persons, or

2.	Involves damage to property; or

3.	Endangers life other than the person committing the action; or

4.	Creates a risk to health or safety of the public or a section of the public; or

5.	Is designed to interfere with or disrupt an electronic system.

This Contract also excludes loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from or arising out of or in connection with any action in controlling, preventing, suppressing, retaliating against or responding to any act of terrorism.

Notwithstanding the above and subject otherwise to the terms, conditions, and limitations of this Contract, in respect only of personal lines, this Contract will pay actual loss or damage (but not related cost and expense) caused by any act of terrorism provided such act is not directly or indirectly caused by, contributed to by, resulting from or arising out of or in connection with radiological, biological, chemical, or nuclear pollution or contamination.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

ACE Tempest Reinsurance Ltd.
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
9.50%	of the Second Excess Catastrophe
0%	of the Third Excess Catastrophe
2.00%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	6th	day of	August	in the year	2015	.

ACE Tempest Reinsurance Ltd.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Allied World Assurance Company, Ltd
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
0%	of the Second Excess Catastrophe
10.00%	of the Third Excess Catastrophe
4.50%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	13th	day of	August	in the year	2015	.

Allied World Assurance Company, Ltd

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

American Agricultural Insurance Company
Indianapolis, Indiana
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
0%	of the Second Excess Catastrophe
0%	of the Third Excess Catastrophe
0.50%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	13th	day of	August	in the year	2015	.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

American Standard Insurance Company of Wisconsin
Madison, Wisconsin
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
1.00%	of the Second Excess Catastrophe
1.50%	of the Third Excess Catastrophe
2.75%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	10th	day of	AUGUST	in the year	2015	.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Amlin Bermuda, branch of Amlin AG
Zurich, Switzerland
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

2.50%	of the First Excess Catastrophe
0.75%	of the Second Excess Catastrophe
3.00%	of the Third Excess Catastrophe
3.00%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	10th	day of	August	in the year	2015	.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Arch Reinsurance Ltd.
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

3.60%	of the First Excess Catastrophe
7.00%	of the Second Excess Catastrophe
0%	of the Third Excess Catastrophe
6.00%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

As respects the Subscribing Reinsurer's share in the attached Contract, the following shall apply in lieu of the provisions of paragraphs B. and C. of Article 32 - Confidentiality:

"B.	Except as provided for in paragraph C. below, the Reinsurer shall not disclose any Confidential Information to any third parties, including but not limited to the Reinsurer's subsidiaries and affiliates, other insurance companies and their subsidiaries and affiliates, underwriting agencies, research organizations, and statistical rating organizations.

C.	Confidential Information may be used by the Reinsurer only in connection with the performance of its obligations or enforcement of its rights under this Contract and will only be disclosed when required by (1) retrocessionaires subject to the business ceded to this Contract, (2) regulators performing an audit of the Reinsurer's records and/or financial condition, (3) external auditors performing an audit of the Reinsurer's records in the normal course of business, or (4) the Reinsurer's in-house or outside legal counsel; provided that the Reinsurer advises such parties of the confidential nature of the Confidential Information and their obligation to maintain its confidentiality. The Company may require that any third-party representatives of the Reinsurer agree, in writing, to be bound by this Confidentiality Article or by a separate written confidentiality agreement, containing terms no less stringent than those set forth in this Article. If a third-party representative of the Reinsurer is not bound, in writing, by this Confidentiality Article or by a separate written confidentiality agreement, the Reinsurer shall be responsible for any breach of this provision by such third-party representative of the Reinsurer."

In Witness Whereof, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates specified below:

This	5th	day of	August	in the year	2015	.

This	13th	day of	August	in the year	2015	.

Arch Reinsurance Ltd.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Argo Re Ltd.
Pembroke, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0.95%	of the First Excess Catastrophe
0.75%	of the Second Excess Catastrophe
3.25%	of the Third Excess Catastrophe
0%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	1st	day of	SEPTEMBER	in the year	2015	.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Ariel Re Bda Limited
for and on behalf of Ariel Syndicate No. 1910
London, England
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
4.00%	of the Second Excess Catastrophe	401948001
4.00%	of the Third Excess Catastrophe	401949001
0%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

As respects the Subscribing Reinsurer's share in the attached Contract, the following shall apply in lieu of the provisions of paragraph C. of Article 32 - Confidentiality:

"C.	Confidential Information may be used by the Reinsurer only in connection with the performance of its obligations or enforcement of its rights under this Contract and will only be disclosed when required by (1) retrocessionaires subject to the business ceded to this Contract, (2) regulators performing an audit of the Reinsurer's records and/or financial condition, (3) external auditors performing an audit of the Reinsurer's records in the normal course of business, (4) the Reinsurer's legal counsel, or (5) the Reinsurer's agent, Asta Managing Agent; provided that the Reinsurer advises such parties of the confidential nature of the Confidential Information and their obligation to maintain its confidentiality. The Company may require that any third-party representatives of the Reinsurer agree, in writing, to be bound by this Confidentiality Article or by a separate written confidentiality agreement, containing terms no less stringent than those set forth in this Article. If a third-party representative of the Reinsurer is not bound, in writing, by this Confidentiality Article or by a separate written confidentiality agreement, the Reinsurer shall be responsible for any breach of this provision by such third-party representative of the Reinsurer."

In Witness Whereof, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates specified below:

This	5th	day of	August	in the year	2015	.

This	25th	day of	August	in the year	2015	.

Ariel Re Bda Limited
for and on behalf of Ariel Syndicate No. 1910

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Ascot Underwriting (Bermuda) Limited
for and on behalf of
American International Reinsurance Company, Ltd.
Pembroke, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
3.00%	of the Second Excess Catastrophe
13.00%	of the Third Excess Catastrophe
5.50%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	26th	day of	SEPTEMBER	in the year	2015	.

Ascot Underwriting (Bermuda) Limited
for and on behalf of American International Reinsurance Company, Ltd.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Aspen Bermuda Limited
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

1.25%	of the First Excess Catastrophe	- POA2G3X15AOJ
2.30%	of the Second Excess Catastrophe	- POA534J15AON
2.35%	of the Third Excess Catastrophe	- POA534K15AOV
2.50%	of the Fourth Excess Catastrophe	- POA534L15AOD

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	6th	day of	August	in the year	2015	.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

BGS Services (Bermuda) Limited
for and on behalf of Lloyd's Syndicate No. 2987
London, England
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
0%	of the Second Excess Catastrophe
4.50%	of the Third Excess Catastrophe
4.50%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	7th	day of	August	in the year	2015	.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

China Reinsurance (Group) Corporation
Beijing, China
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0.50%	of the First Excess Catastrophe
0.75%	of the Second Excess Catastrophe
0.75%	of the Third Excess Catastrophe
0.75%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	7th	day of	August	in the year	2015	.

China Reinsurance (Group) Corporation

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

DaVinci Reinsurance Ltd.
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
1.90%	of the Second Excess Catastrophe
0%	of the Third Excess Catastrophe
3.06%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer's obligations under the attached Contract, service of process may be made upon Thomas Dawson, Drinker Biddle & Reath, LLP, 1177 Avenue of the Americas, 41st Floor, New York, New York  10036-2714.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	28th	day of	September	in the year	2015	.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Endurance Specialty Insurance Ltd.
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

15.00%	of the First Excess Catastrophe
17.50%	of the Second Excess Catastrophe
0%	of the Third Excess Catastrophe
0%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	7th	day of	AUGUST	in the year	2015	.

Endurance Specialty Insurance Ltd.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Everest Reinsurance Company
A Delaware Corporation
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

12.00%	of the First Excess Catastrophe
10.00%	of the Second Excess Catastrophe
0%	of the Third Excess Catastrophe
0%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	20th	day of	August	in the year	2015	.

Everest Reinsurance Company

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Fubon Insurance Co., Ltd.
Taipei, Taiwan
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
0%	of the Second Excess Catastrophe
0%	of the Third Excess Catastrophe
1.50%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	10th	day of	August	in the year	2015	.

Fubon Insurance Co., Ltd.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

General Insurance Corporation of India
Mumbai, India
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

2.50%	of the First Excess Catastrophe
2.00%	of the Second Excess Catastrophe
2.00%	of the Third Excess Catastrophe
2.00%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	10th	day of	August	in the year	2015	.

General Insurance Corporation of India

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Hamilton Re, Ltd.
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

4.00%	of the First Excess Catastrophe
4.00%	of the Second Excess Catastrophe
2.00%	of the Third Excess Catastrophe
2.00%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	7th	day of	August	in the year	2015	.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Hiscox Insurance Company (Bermuda) Limited
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
0.90%	of the Second Excess Catastrophe
0%	of the Third Excess Catastrophe
0%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer's obligations under the attached Contract, service of process may be made upon Mendes & Mount, LLP, 750 Seventh Avenue, New York, New York  10019.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	7th	day of	August	in the year	2015	.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Liberty Syndicates LIB 4472, Paris Office Underwriting
for and on behalf of Lloyd's Syndicate No. 4472
London, England
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
0.50%	of the Second Excess Catastrophe	3558610115V2
0.50%	of the Third Excess Catastrophe	3569170115V2
1.00%	of the Fourth Excess Catastrophe	3569180115V2

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	10th	day of	August	in the year	2015	.

Liberty Syndicates LIB 4472, Paris Office Underwriting
for and on behalf of Lloyd's Syndicate No. 4472

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Odyssey Reinsurance Company
Stamford, Connecticut
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
0%	of the Second Excess Catastrophe
2.00%	of the Third Excess Catastrophe
1.95%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	14	day of	August	in the year	2015	.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Partner Reinsurance Company Ltd.
Pembroke, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

2.00%	of the First Excess Catastrophe
10.00%	of the Second Excess Catastrophe
0%	of the Third Excess Catastrophe
1.50%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

As respects the Subscribing Reinsurer's share in the attached Contract, the provisions of subparagraph 4 of paragraph B of Article 2 - Commencement and Termination - shall not apply.

In Witness Whereof, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates specified below:

This	5th	day of	August	in the year	2015	.

This	25th	day of	August	in the year	2015	.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Peak Reinsurance Company Limited
Hong Kong
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
0%	of the Second Excess Catastrophe
2.00%	of the Third Excess Catastrophe
2.00%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	24	day of	August	in the year	2015	.

Peak Reinsurance Company Limited

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Pioneer Underwriting Limited
for and on behalf of Taiping Reinsurance Co. Ltd.
Hong Kong
(hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
0%	of the Second Excess Catastrophe
0%	of the Third Excess Catastrophe
1.00%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	18th	day of	AUGUST	in the year	2015	.

Pioneer Underwriting Limited
for and on behalf of Taiping Reinsurance Co. Ltd.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Pioneer Underwriting Limited
for and on behalf of Peak Reinsurance Company Limited
Hong Kong
(hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
0%	of the Second Excess Catastrophe
0.60%	of the Third Excess Catastrophe
1.00%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	18th	day of	AUGUST	in the year	2015	.

Pioneer Underwriting Limited
for and on behalf of Peak Reinsurance Company Limited

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Qatar Reinsurance Company LLC
Doha, Qatar
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
0%	of the Second Excess Catastrophe
1.25%	of the Third Excess Catastrophe
1.50%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	7th	day of	August	in the year	2015	.

3rd-	4502060315
4th-	4502060415

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

QBE Reinsurance Corporation
A Pennsylvania Corporation
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
0%	of the Second Excess Catastrophe
0.40%	of the Third Excess Catastrophe
0.40%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	10th	day of	August	in the year	2015	.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Renaissance Reinsurance Ltd.
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
2.85%	of the Second Excess Catastrophe
0%	of the Third Excess Catastrophe
4.59%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer's obligations under the attached Contract, service of process may be made upon Thomas Dawson, Drinker Biddle & Reath, LLP, 1177 Avenue of the Americas, 41st Floor, New York, New York  10036-2714.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	28th	day of	September	in the year	2015	.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

RLI Insurance Company
An Illinois Corporation
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

3.20%	of the First Excess Catastrophe
1.80%	of the Second Excess Catastrophe
0%	of the Third Excess Catastrophe
0%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	17th	day of	August	in the year	2015	.

RLI Insurance Company

Senior Vice President RLI Re

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

SCOR Global P&C SE, Paris, Zurich Branch
a French Corporation
(hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

2.00%	of the First Excess Catastrophe
0%	of the Second Excess Catastrophe
0%	of the Third Excess Catastrophe
0%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

As respects the Subscribing Reinsurer's share in the attached Contract, the following shall apply:

1.	The following shall apply in lieu of the provisions of Article 15 - Sanctions:

"Article 15 - Sanctions

Neither the Company nor any Subscribing Reinsurer shall be liable for premium or loss under this Contract if it would result in a violation of any mandatory sanction, prohibition or restriction under United Nations resolutions or the trade or economic sanctions, laws or regulations of the European Union, United Kingdom, Switzerland or United States of America that are applicable to either party."

2.	The following shall apply in lieu of the provisions of the last subparagraph of paragraph A. of Article 26 - Reserves:

"The Reinsurer, at its sole option, may fund in other than cash (including the use of the Lloyd's Credit for Reinsurance Trust Funds as a funding instrument) if such method and form of funding are acceptable to the Company and to the insurance regulatory authorities involved, as the case may be."

3.	The provisions of the Service of Suit Article (BRMA 49C) in the attached Contract shall apply to the Subscribing Reinsurer, except that service of process shall be made upon General Counsel, SCOR Reinsurance Company, 199 Water Street, New York, NY 10038, and, where required by law, shall additionally be made upon the Superintendent, Commissioner, or Director of Insurance in the state of the Company's domicile. The provisions of the Service of Suit Article (BRMA 49C) in the attached Contract shall not be read to conflict with or override, the arbitration provisions in the Arbitration Article in the attached Contract.

In Witness Whereof, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates specified below:

This	5th	day of	August	in the year	2015	.

This	7th	day of	August	in the year	2015	.

SCOR Global P&C SE, Paris, Zurich Branch

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Tokio Millennium Re AG (Bermuda Branch)
Zurich, Switzerland
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
0%	of the Second Excess Catastrophe
2.25%	of the Third Excess Catastrophe
0%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	6th	day of	AUGUST	in the year	2015	.

Tokio Millennium Re AG (Bermuda Branch)

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Transatlantic Reinsurance Company
New York, New York
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

2.00%	of the First Excess Catastrophe
5.00%	of the Second Excess Catastrophe
11.00%	of the Third Excess Catastrophe
7.00%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	10th	day of	August	in the year	2015	.

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

XL Re Ltd
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

0%	of the First Excess Catastrophe
3.00%	of the Second Excess Catastrophe
4.50%	of the Third Excess Catastrophe
7.00%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

This	17th	day of	September	in the year	2015	.

XL Refs :	460270-1-2015-1 (2ND LAYER)
464654-1-2015-1 (3RD LAYER)
464655-1-2015-1 (4TH LAYER)

Interests and Liabilities Agreement

attached to and forming part of the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Certain Underwriting Members of Lloyd's
shown in the Signing Page(s) attached hereto
(hereinafter referred to as the "Subscribing Reinsurer")

The Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

8.50%	of the First Excess Catastrophe
11.50%	of the Second Excess Catastrophe
29.15%	of the Third Excess Catastrophe
30.50%	of the Fourth Excess Catastrophe

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2015, and shall continue in force until 12:01 a.m., Eastern Standard Time, July 1, 2016, unless earlier terminated in accordance with the provisions of the attached Contract.

As respects the Subscribing Reinsurer's share in the attached Contract, in lieu of the provisions of the last subparagraph of paragraph A of Article 26 - Reserves - the following paragraph shall apply:

"The Reinsurer, at its sole option, may fund in other than cash (including the use of the Lloyd's Credit for Reinsurance Trust Funds as a funding instrument) if such method and form of funding are acceptable to the Company and to the insurance regulatory authorities involved, as the case may be."

In any action, suit or proceeding to enforce the Subscribing Reinsurer's obligations under the attached Contract, service of process may be made upon Mendes & Mount, LLP, 750 Seventh Avenue, New York, New York  10019.

In Witness Whereof, the Company by its duly authorized representative has executed this Agreement as of the date specified below:

This	5th	day of	August	in the year	2015	.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Page(s) attached hereto.

Signing Page

attached to and forming part of the

Interests and Liabilities Agreement

with respect to the

Excess Catastrophe Reinsurance Contract
Effective:  July 1, 2015

entered into by and between

Federated National Insurance Company
Sunrise, Florida

and

Certain Underwriting Members of Lloyd's

(Re)Insurer's Liability Clause - LMA3333

(Re)Insurer's liability several not joint

The liability of a (re)insurer under this contract is several and not joint with other (re)insurers party to this contract. A (re)insurer is liable only for the proportion of liability it has underwritten. A (re)insurer is not jointly liable for the proportion of liability underwritten by any other (re)insurer. Nor is a (re)insurer otherwise responsible for any liability of any other (re)insurer that may underwrite this contract.

The proportion of liability under this contract underwritten by a (re)insurer (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp. This is subject always to the provision concerning "signing" below.

In the case of a Lloyd's syndicate, each member of the syndicate (rather than the syndicate itself) is a (re)insurer. Each member has underwritten a proportion of the total shown for the syndicate (that total itself being the total of the proportions underwritten by all the members of the syndicate taken together). The liability of each member of the syndicate is several and not joint with other members. A member is liable only for that member's proportion. A member is not jointly liable for any other member's proportion. Nor is any member otherwise responsible for any liability of any other (re)insurer that may underwrite this contract. The business address of each member is Lloyd's, One Lime Street, London EC3M 7HA. The identity of each member of a Lloyd's syndicate and their respective proportion may be obtained by writing to Market Services, Lloyd's, at the above address.

Proportion of liability

Unless there is "signing" (see below), the proportion of liability under this contract underwritten by each (re)insurer (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp and is referred to as its "written line".

Where this contract permits, written lines, or certain written lines, may be adjusted ("signed"). In that case a schedule is to be appended to this contract to show the definitive proportion of liability under this contract underwritten by each (re)insurer (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of the syndicate taken together). A definitive proportion (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of a Lloyd's syndicate taken together) is referred to as a "signed line". The signed lines shown in the schedule will prevail over the written lines unless a proven error in calculation has occurred.

Although reference is made at various points in this clause to "this contract" in the singular, where the circumstances so require this should be read as a reference to contracts in the plural.

~~Now Know Ye that we the Underwriters, Members of the Syndicates whose definitive numbers in the after mentioned List of Underwriting Members of Lloyd's are set out in the attached Table, hereby bind ourselves each for his own part and not one for another, our Executors and Administrators, and in respect of his due proportion only, to pay or make good to the Assured or to the Assured's Executors or Administrators or to indemnify him or them against all such loss, damage of liability as herein provided, such payment to be made after such loss, damage or liability is proved and the due proportion for which each of us, the Underwriters, is liable shall be ascertained by reference to his share, as shown in the said List, of the Amount, Percentage or Proportion of the total sum insured hereunder which is in the Table set opposite the definitive number of the Syndicate of which such Underwriter is a Member AND FURTHER THAT the List of Underwriting Members of Lloyd's referred to above shows their respective Syndicates and Shares therein, is deemed to be incorporated in and to form part of this policy, bears the number specified in the attached Table and is available for inspection at Lloyd's Policy Signing Office by the Assured or his or their representatives and a true copy of the material parts of the said List certified by the General Manager of Lloyd's Policy Signing Office will be furnished to the Assured on application.~~

In Witness  whereof the General Manager of Lloyd's Policy Signing Office has subscribed his name on behalf of each of us.

LLOYD'S POLICY SIGNING OFFICE,

General Manager

If this policy (or any subsequent endorsement) has been produced to you in electronic form, the original document is stored on the Insurer's Market Repository to which your broker has access.

(NM)
Definitive Numbers of Syndicates and Amount, Percentage or Proportion of the Total Sum insured hereunder shared between the Members of those Syndicates.

The Table of Syndicates referred to on the face of this policy follows:

BUREAU REFERENCE PROPORTION %	61435 22/07/2015 SYNDICATE	BROKER NUMBER 1108 UNDERWRITER'S REFERENCE

3.500	2001	CAC2884615HB
0.360	623	TG267X15APCW
1.640	2623	TG267X15APCW
1.250	2003	AF6000513473
1.575	2791	X1115BG02184
0.175	2791	X1115KX03100
TOTAL LINE	No. OF SYNDICATES
8.500	6

THE LIST OF UNDERWRITING MEMBERS
OF LLOYD'S IS IN RESPECT OF 2015
YEAR OF ACCOUNT

EFFECTIVE FROM: 01 JUL 2015
BUREAU USE ONLY USE3 72 12832	RISK CODE: XA	Page 1 of 1

The Table of Syndicates referred to on the face of this policy follows:

BUREAU REFERENCE PROPORTION %	61436 22/07/2015 SYNDICATE	BROKER NUMBER 1108 UNDERWRITER'S REFERENCE

2.00	2001	CAC2958715MA
3.00	2001	XBB0387115YC
3.00	1910	001619012015
0.36	623	TG268F15APCW
1.64	2623	TG268F15APCW
0.50	33	Y2L73150AKWE
1.00	4020	P0315LA01500
TOTAL LINE	No. OF SYNDICATES
11.50	7

THE LIST OF UNDERWRITING MEMBERS
OF LLOYD'S IS IN RESPECT OF 2015
YEAR OF ACCOUNT

EFFECTIVE FROM: 01 JUL 2015
BUREAU USE ONLY USE3 72 13211	RISK CODE: XA	Page 1 of 1

The Table of Syndicates referred to on the face of this policy follows:

BUREAU REFERENCE PROPORTION %	61437 22/07/2015 SYNDICATE	BROKER NUMBER 1108 UNDERWRITER'S REFERENCE

3.50	2001	CAC2958615YA
4.00	2001	XBB0387215BC
4.00	4444	L20060CAA
1.00	958	L20060CAA
2.00	1729	000284G15AD
3.00	435	TB252X15A000
2.00	1910	001620012015
0.54	623	TC126X15APCW
2.46	2623	TC126X15APCW
3.00	1458	IAB101715900
2.00	2010	N15E4580A001
0.65	1955	011950021500
1.00	4020	P0315MA01501
TOTAL LINE	No. OF SYNDICATES
29.15	13

THE LIST OF UNDERWRITING MEMBERS
OF LLOYD'S IS IN RESPECT OF 2015
YEAR OF ACCOUNT

EFFECTIVE FROM: 01 JUL 2015
BUREAU USE ONLY USE3 72 26167	RISK CODE: XA	Page 1 of 1

The Table of Syndicates referred to on the face of this policy follows:

BUREAU REFERENCE PROPORTION %	61438 22/07/2015 SYNDICATE	BROKER NUMBER 1108 UNDERWRITER'S REFERENCE

3.50	2001	CAC2884715WB
1.75	1274	300778700015
8.00	1414	XC15GD158J3X
4.00	4444	L20060CBA
1.00	958	L20060CBA
3.00	435	TB288E15A000
1.00	1910	001621012015
0.54	623	TC250Z15APCW
2.46	2623	TC250Z15APCW
2.00	2007	TM66015ACSA7
1.35	2791	X1115EG05913
0.15	2791	X1115FX05914
0.75	2088	AA345D15D000
1.00	4020	P0315NA01502
TOTAL LINE	No. OF SYNDICATES
30.50	14

THE LIST OF UNDERWRITING MEMBERS
OF LLOYD'S IS IN RESPECT OF 2015
YEAR OF ACCOUNT

EFFECTIVE FROM: 01 JUL 2015
BUREAU USE ONLY USE3 72 29379	RISK CODE: XA	Page 1 of 1